UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 17, 2014

Revolution Lighting Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, 12th Floor, Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 504-1111

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 17, 2014, Revolution Lighting Technologies, Inc. (“Revolution”) entered into a promissory note with RVL 1 LLC, an affiliate of Aston Capital, LLC and Robert V. LaPenta, Revolution’s Chairman and CEO, in the amount of approximately $10.76 million (the “First Note”). The First Note matures on the earlier of the date on which Revolution receives the proceeds of any debt, factoring, credit or similar facility or debt or equity security in the commercial banking, private placement or public securities markets or April 1, 2015. On April 4, 2014, Revolution entered into a Promissory Note with Aston Capital, LLC in the aggregate principal amount of $1,000,000, which matures on April 1, 2015 (the “Second Note” and together with the First Note, the “Notes”). The Notes bear interest at a rate per annum equal to nine percent (9%), calculated on the basis of a 365 day year and the actual number of days elapsed. The foregoing description of the Notes is not complete and is qualified in its entirety by reference to the full and complete terms of the First Note and the Second Note, which are attached to this Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 17, 2014, Revolution completed its previously announced acquisition (the “Merger”) of Value Lighting, Inc. (“Value Lighting”), AL Enterprises, Inc. (“AL Enterprises”), Value Lighting of Houston, LLC (“Value Houston,” and together with Value Lighting and AL Enterprises, the “Company Group”), pursuant to the terms of the Agreement and Plan of Merger, dated as of March 6, 2014 (the “Merger Agreement”), by and among Revolution, the Company Group and the Stockholders named therein (the “Stockholders”). The members of the Company Group are in the business of selling lighting products and solutions. Capitalized terms used in this Form 8-K but not otherwise defined herein shall have the meanings ascribed to those terms in the Merger Agreement.

In connection with the closing of the Merger, Revolution (i) paid approximately $10.5 million in cash, funded by the First Note, and (ii) agreed to issue 8,468,192 shares of common stock of Revolution (“Revolution Stock”) in installments as set forth in the Merger Agreement on the six (6), twelve (12), eighteen (18) and twenty-four (24) month anniversaries of April 17, 2014 (the “Subsequent Payment”). In addition, the Stockholders will have the opportunity to receive additional consideration of up to $10 million based upon the achievement of 2014 sales revenue and EBITDA targets of $53 million and $6.36 million, respectively, and 2015 sales revenue and EBITDA targets of $63.5 million and $7.62 million, respectively (the “Earn-Out Payments”). In connection with the closing of the Merger, Revolution agreed, if either the sales revenue or EBITDA target is met but not both, the Stockholders will be eligible to receive reduced Earn-Out Payments of thirty percent (30%) and seventy percent (70%) of the target amounts set forth in the Merger Agreement. As part of the Merger, Revolution expects to receive an estimated $9 million of working capital, as defined in the Merger Agreement.

Investors are encouraged to review the entire text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 10, 2014 and incorporated herein by reference.

On April 17, 2014, Revolution issued a press release announcing the closing of the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 relating to the Notes is incorporated by reference in its entirety in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth in Item 2.01 above as to the shares of Revolution Stock to be issued under the Merger Agreement. All shares to be issued pursuant to the Merger Agreement will be issued in a private placement and without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act and Regulation D promulgated pursuant thereto (“Regulation D”). The exemption from registration pursuant to Regulation D is based on, among other things, representations from each Stockholder to the effect that such person is an “accredited investor” within the meaning of Rule 506 of Regulation D.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The Company intends to file the financial statements required by this Item by an amendment to this Report no later than 71 days after the date this initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information. The Company intends to file the financial statements required by this Item by an amendment to this Report no later than 71 days after the date this initial report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 6, 2014, by and among Revolution Lighting Technologies, Inc., Value Merger Sub, LLC, Value Lighting, Inc., AL Enterprises, Inc., Value Lighting of Houston, LLC and the Stockholders (incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 10, 2014).

10.1	Promissory Note, dated as of April 17, 2014, between Revolution and RVL 1 LLC.

10.2	Promissory Note, dated as of April 4, 2014, between Revolution and Aston Capital, LLC.

99.1	Press Release, dated April 17, 2014, regarding the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 23, 2014	REVOLUTION LIGHTING TECHNOLOGIES, INC.

/s/ Charles J. Schafer
	Name:	Charles J. Schafer
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 6, 2014, by and among Revolution Lighting Technologies, Inc., Value Merger Sub, LLC, Value Lighting, Inc., AL Enterprises, Inc., Value Lighting of Houston, LLC and the Stockholders (incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 10, 2014).

10.1	Promissory Note, dated as of April 17, 2014, between Revolution and RVL 1 LLC.

10.2	Promissory Note, dated as of April 4, 2014, between Revolution and Aston Capital, LLC.

99.1	Press Release, dated April 17, 2014, regarding the Merger.